UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 30549






                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)  March 8, 2002
                                                  -------------

                                ENTER TECH CORP.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




         Nevada                      0-21275                    84-1349553
----------------------------       ------------              -------------------
(State or other jurisdiction       (Commission                 (IRS Employer
     of incorporation)             File Number)              Identification No.)



430 East 6th Street, Loveland, Colorado                            80537
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(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code  970-669-4918
                                                    ------------









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ITEM 6.  RESIGNATION OF REGISTRANTS' DIRECTORS

     On March 8, 2002, Enter Tech Corporation ("Company") received the resignations of Messrs. Sam Lindsey and Gregory J. Kaiser from the Board of Directors and Mr. Lindsey's resignation as Chief Executive Officer. A copy of their resignation letter is attached hereto as Exhibit 17.1. As reasons for their resignations their letter, in pertinent part, states:

     "The actions that precipitate their resignations are as follows. On June 15, 2001 a Comprehensive Licensing Agreement between Enter Tech Corporation (a public, fully reporting company) and Global Marketing Consultants (a sole proprietorship) was entered into between the parties.

     The Comprehensive License Agreement licensed a Joint Venture Agreement dated March 21, 2001 between Enter Tech and Northern Communications Group, Inc. (a private corporation) and a fund raising vehicle named "QuickGold" to Global Marketing Consultants. The agreement called for specific reporting requirements on a quarterly basis by Global Marketing to Enter Tech for disclosure purposes and for standard accounting requirements.

     Upon requesting the specified reporting requirements from Global marketing for the quarter ended December, 2001, Enter Tech was informed that no contract has been signed and Global Marketing Consultants abruptly terminated the Comprehensive License Agreement.

     It had been our understanding that Global Marketing had raised funds for the Joint Venture projects. Upon review and understanding for circumstances according to Global marketing Consultants, it has become clear that we are no longer able to provide valuable service to the Company as officer or directors."

     It is the position of the Company, that Global Marketing submitted all required reports prior to the termination of the contract with the Company.

     Following these resignations the remaining director, Mark Thomas, appointed his father, D. William Thomas, and a substantial stockholder of the Company to the Board of Directors on March 9, 2002. Also on that date D. William Thomas was elected as President and Mark Thomas was elected Secretary of the Company.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     The following Exhibit is filed as an Exhibit to this report:

     Exhibit No.                                 Description
     -----------                                 -----------

        17.1                            Letter of Resignation of Directors dated
                                        February 25, 2002



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                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  ENTER TECH CORP.

Dated:   March 13, 2002           By: /s/ D. William Thomas
                                      ------------------------------------------
                                      D. William Thomas, President
                                      and Chief Executive Officer